UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
          1934

          Date of Report (Date of earliest event reported) January 29, 1997


                             First Midwest Bancorp, Inc.
                (Exact name of registrant as specified in its charter)


                    Delaware             0-10967             36-3161078

          (State or other jurisdiction  (Commission        (IRS Employer
               of incorporation)        File Number)    Identification No.)


  300 Park Boulevard, Suite 405, Itasca, Illinois                    60143
     (Address of principal executive offices)                     (Zip Code)


                                    (630) 875-7450
                  Registrant's telephone number, including area code


                                         N.A.

               (Former name and address, if changed since last report)



                              Exhibit Index is on Page 5








                             FIRST MIDWEST BANCORP, INC.

                                       FORM 8-K

                                   JANUARY 29, 1997



          Item 5. Other Events

          First Midwest Bancorp, Inc. announced that it has settled for $4,050,000 a law suit that has pended since 1993 against its former fidelity bond insurer related to loans charged off in 1992. The recovery resulted from the vigorous prosecution of a complex claim through litigation to the settlement just concluded.

          The settlement proceeds have been credited to the reserve for loan losses while Management undertakes an assessment of the impact of the recovery on loan loss reserve provisioning and reserve levels appropriate going forward. The assessment will also consider the impact of additional whole loan portfolio purchases that are being considered such as was consummated in fourth quarter 1996. Management anticipates that the assessment will be concluded within approximately 120 days.


          Item 7. Financial Statements and Exhibits


          Exhibit Index is located on Page 5 of this Report on Form 8-K.






















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                             FIRST MIDWEST BANCORP, INC.

                                       FORM 8-K

                                   JANUARY 29, 1997



          The following Items are not applicable for this Form 8-K:

             Item 1.Changes in Control of Registrant

             Item 2.Acquisition or Disposition of Assets

             Item 3.Bankruptcy or Receivership

             Item 4.Changes in Registrant's Certifying Accountant

             Item 6.Resignations of Registrant's Directors

































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                             FIRST MIDWEST BANCORP, INC.

                                       FORM 8-K

                                   JANUARY 29, 1997

                                      SIGNATURES




          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             First Midwest Bancorp, Inc.
                                                     (Registrant)





          Date:      February 10, 1997
                                                 DONALD J. SWISTOWICZ
                                                 Donald J. Swistowicz
                                               Executive Vice President


























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                             FIRST MIDWEST BANCORP, INC.

                                       FORM 8-K

                                   JANUARY 29, 1997


                                    EXHIBIT INDEX




                                                         Page
                 Exhibit                                Number

          Exhibit 99  Press  release  issued by  First  Midwest Bancorp, Inc.
                      dated January 29, 1997              6





























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